Equitable Financial Life Insurance Company

Supplement dated May 24, 2022 to the Investment Edge® 21.0 prospectus dated May 1, 2022

This Supplement modifies certain information in the above-referenced prospectus (the “Prospectus”) offered by Equitable Financial Life Insurance Company. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

Effective immediately, you can now elect the Income Edge Beneficiary Advantage when you purchase an Inherited NQ contract even if payments have already started under the source contract in certain situations.

Accordingly, the following sentence is hereby deleted from “Purchasing the contract — Inherited NQ beneficiary payout contract — Payment options under an Inherited NQ contract”:

If payments have already started under the source contract, you cannot elect Income Edge Beneficiary Advantage.

IM-67-22 (5.22)	Cat. #164560 (5.22)
IE 21 NB/Semi	#345073